UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 27, 2005

OUTBACK STEAKHOUSE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-15935	59-3061413
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2202 North West Shore Boulevard, Suite 500, Tampa, Florida 33607
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (813) 282-1225

 Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to the Company’s Current Report filed on Form 8-K with the Securities and Exchange Commission on October 21, 2005, is being filed to reflect the continuation of Joseph W. Hartnett as interim principal financial and accounting officer.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Joseph W. Hartnett, the Company’s Vice President of Corporate Accounting, will serve as the Interim Principal Financial and Accounting Officer of the Company for any financial reporting documentation pertaining to the third calendar quarter of 2005. Mr. Hartnett will no longer serve as the Interim Principal Financial and Accounting Officer of the Company for any periods subsequent to the third calendar quarter of 2005. On October 18, 2005, Dirk A. Montgomery was appointed Senior Vice President and Chief Financial Officer of the Company commencing November 1, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTBACK STEAKHOUSE, INC.
(Registrant)

Date: October 31, 2005	By:	/s/ Joseph J. Kadow
Joseph J. Kadow
Executive Vice President